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                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

     We consent to the incorporation by reference in Registration Statement Nos. 33-4945, 33-62156, 333-8063, 333-19667 and 333-26059 of HEICO Corporation on
Forms S-8 of our report dated December 30, 1998 appearing in this Annual Report on Form 10-K of HEICO Corporation for the year ended October 31, 1998.

DELOITTE & TOUCHE LLP
Certified Public Accountants
Miami, Florida

January 15, 1999